SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 11, 2005

The Amended and Restated Pooling and Servicing Agreement, dated as of June 15, 2001, including the Series 2002-1 Supplement, dated as of
December 17, 2002, among Mellon Premium Finance Loan Owner Trust, as transferor, AFCO Credit Corporation, as servicer, AFCO
Acceptance Corporation, as servicer, Premium Financing Specialists, Inc., as back-up servicer, Premium Financing Specialists of
California, Inc., as back-up servicer, and Wells Fargo Bank Minnesota, National Association, as trustee, in connection with the issuance of
Mellon Bank Premium Finance Loan Master Trust, Class A Floating Rate Asset-Backed Certificates and Class B Floating Rate Asset-Backed
Certificates, Series 2002-1.

MELLON BANK, N.A.

(Originator of Mellon Bank Premium Finance Loan Master Trust)
(Exact name of registrant as specified in its charter)

333-99477
and
United States	333-101671	25-0659306

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer Identification No.)
Incorporation)	File Numbers)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
(Exact name of registrant as specified in its charter)

333-99477-02
and
New York	333-101671-02	51-0015912

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Numbers)	Identification No.)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

MELLON PREMIUM FINANCE LOAN OWNER TRUST
(Exact name of registrant as specified in its charter)

333-99477-01
and
Delaware	333-101671-01	51-6522553

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Numbers)	Identification No.)

c/o Chase Manhattan Bank, USA, National Association
1201 North Market Street
Wilmington, DE 19801
(302) 428-3372

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

Carl Krasik, Esq.
Mellon Financial Corporation
Suite 1910
500 Grant Street
Pittsburgh, Pennsylvania 15258-0001
(412) 234-5222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

20. Monthly Certificateholders Statement

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON BANK, N.A.

By:	/s/ MICHAEL A. BRYSON

	Name:	Michael A. Bryson
	Title:	Executive Vice President &
Chief Financial Officer

MELLON PREMIUM FINANCE LOAN OWNER TRUST
By: Mellon Bank N.A., as Administrator

By:	/s/ MICHAEL A. BRYSON

	Name:	Michael A. Bryson
	Title:	Executive Vice President &
Chief Financial Officer

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
By: Mellon Bank N.A., as Administrator

By:	/s/ MICHAEL A. BRYSON

	Name:	Michael A. Bryson
	Title:	Executive Vice President &
Chief Financial Officer

Dated: April 15, 2005

INDEX OF EXHIBITS

Exhibit No.	Document Description	Method of Filing
20	Monthly Certificateholders Statement	Filed herewith